Note Payable	6 Months Ended
Jun. 30, 2025
Note Payable [Abstract]
Note Payable

Note 10. Note Payable

On July 28, 2023, USARE LLC and Hatch LTD (“Hatch”) entered into an unsecured $1.0 million Senior Convertible Promissory Note agreement (the “Note”) with a 10% interest rate. The Note had an original maturity date of July 28, 2025, when the principal plus accrued interest of $0.2 million would become due, barring earlier conversion under certain events. A side letter and memorandum of understanding, signed contemporaneously with the Note, provided for potential issuances of an aggregate amount of $4.0 million in additional notes in two (2) tranches, the option of which expired unexercised, one year after the Note.

On February 26, 2025, USARE LLC and Hatch entered into a letter agreement (the “Hatch Letter Agreement”) to settle the Note in full by issuing approximately 0.68 million shares of USARE LLC Class A common units to Hatch, contingent upon success of the Merger. The Hatch Letter Agreement effectively modified the conversion terms by changing the type and number of shares in which the Note would be converted. On February 26, 2025, the Company accounted for the modification in terms by adjusting the December 31, 2024 valuation for the change to fair value of the derivative liability. A gain on the derivative liability of $0.7 million was recognized during the three months ended March 31, 2025.

The Note was settled as of the Closing Date of the Merger and accounted for as an extinguishment. The Company did not fair value the derivative immediately before extinguishment due to the relative proximity of the date of the Note’s modification to the Closing Date of the Merger. The fair value of the USARE LLC Class A common units issued to Hatch was calculated using the closing common stock price on March 13, 2025, adjusted for the conversion ratio used to convert USARE LLC Class A common units to Common Stock at the Merger. The Company recognized a loss on extinguishment of $11 thousand.

Upon closing of the Merger, the 0.68 million USARE LLC Class A common units converted into 0.14 million shares of Common Stock. The following table presents the interest expense recognized on the Note for the periods indicated. For 2025, the amount of interest expense was recognized through the extinguishment of the Note.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(In thousands)
Amortization of Note discount	$—	$50	$54	$94

The effective interest rate of the Note was 44.875%.